EXHIBIT 10.21

AMENDED, RESTATED AND SUBSTITUTED SWINGLINE NOTE

$31,000,000	January 6, 2006

FOR VALUE RECEIVED, the undersigned AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation (“Borrower”) HEREBY PROMISES TO PAY to the order of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (“Swingline Lender”) at the offices of WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) at the Administrative Agent’s address at 201 South College Street, Charlotte, North Carolina 28288-0608, or at such other place as Administrative Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of THIRTY ONE MILLION DOLLARS AND NO CENTS ($31,000,000.00) or, if less, the aggregate unpaid amount of all Swingline Loans made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement.

This Amended, Restated and Substituted Swingline Note (“Swingline Note” or “Note”) is issued pursuant to that certain Credit Agreement dated as of June 17, 2005 by and among Borrower, Administrative Agent, Swingline Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement and all of the other Credit Documents. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Swingline Loan evidenced hereby is made and is to be repaid. The date and amount of each Swingline Loan made by Swingline Lender to Borrower, the rate of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Administrative Agent on its books; provided that the failure of Administrative Agent to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing under the Credit Agreement or this Swingline Note in respect of the Swingline Loans made by Swingline Lender to Borrower.

The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.

Upon the occurrence and during the continuation of any Event of Default, this Swingline Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrower to the extent permitted by applicable law), be declared, and immediately shall become, due and payable.

The Borrower agrees, in the event this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys’ fees.

Time is of the essence with respect to this Swingline Note.

Except as provided in the Credit Agreement, this Swingline Note may not be assigned by Lender to any Person.

THIS SWINGLINE NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Borrower has executed this Swingline Note on the day and year first written above.

AMERICAN CAPITAL STRATEGIES, LTD.,
a Delaware corporation

By:	/s/ Samuel A. Flax
Name:	Samuel A. Flax
Title:	Exec. VP, General Counsel & Secretary